Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2021	Dec. 31, 2020
Subsequent Event [Line Items]
Subsequent Events
20.	SUBSEQUENT EVENTS
On July 2, 2021, the Company entered into a purchase agreement to acquire all of the assets of Doctor’s Medical Center (“DMC”) for $300.0 million. The acquisition of DMC was completed on July 2, 2021. Concurrent with the acquisition of DMC, the Company borrowed an additional $250.0 million pursuant to an unsecured bridge loan agreement from certain lenders and Credit Suisse AG, Cayman Islands Branch, as administrative agent, to finance, in part, the cash consideration of the acquisition of DMC, pay acquisition related transaction fees and expenses, and repay all outstanding material indebtedness of DMC. A preliminary allocation of the purchase price has not been completed as of the date on which these condensed consolidated financial statements were issued.
The bridge loan entered into will bear interest at a rate equal to either (i) the alternative base rate plus 5.50% per annum or (ii) adjusted LIBOR plus 6.50% per annum, at our election; provided, however, that the margin applicable to the alternative base rate and adjusted LIBOR loan shall increase by 0.25% on the date occurring 90 days after July 2, 2021 and on each date occurring 90 days thereafter, subject to a total cap. The bridge loan will mature on July 2, 2022.
The bridge loan may be repaid from time to time and at any time, in whole or in part without premium or penal, subject to customary indemnity for breakage costs related to the repayment of the bridge loan other than on the last day of the then-applicable interest period. In addition, the bridge term must be repaid with the proceeds of any debt for borrowed money incurred or any proceeds from the issuance of equity interests received by the Company or its subsidiaries after July 2, 2021. In addition, if the bridge loan has not been repaid in full by September 20, 2021, the administrative agent for the bridge loan lenders may issue one or more securities demands to us.
If the bridge loan is not repaid on July 2, 2022, the outstanding bridge loan will be automatically converted into a rollover term loan, or the conversion term loan, which will mature on July 2, 2028. In addition, at the election of the lenders holding the conversion term loan, subject to the terms and conditions set forth in the bridge loan agreement, the conversion term loan may be exchanged for our senior unsecured notes, having an aggregate principal amount equal to the unpaid principal amount of the conversion term loan. The senior notes will contain terms, conditions, incurrence-based covenants and events of default customary for high-yield senior notes, as modified to reflect then-prevailing market conditions as reasonably determined by the administrative agent and the financial condition and prospects of PCIH and its subsidiaries, and be issued in a Rule 144A offering or pursuant to another private placement exception, in each case, without registration rights. The senior notes will not have a financial maintenance covenant.

Jaws Acquisition Corp
Subsequent Event [Line Items]
Subsequent Events
Note 10—Subsequent Events
The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statements were issued. Based upon this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.